UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 22, 2017

Fauquier Bankshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)
Virginia	000-25805	54-1288193
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10 Courthouse Square, Warrenton, Virginia		20186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		540.347.2700
Not Applicable
______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm

On March 22, 2017, Fauquier Bankshares, Inc. (the "Company") informed Smith Elliott Kearns & Company, LLC ("SEK") that SEK is dismissed as the Company's independent registered public accounting firm effective as of March 27, 2017. The decision to change the Company's independent registered public accounting firm was approved by the Company's Audit Committee.

The audit reports of SEK on the consolidated financial statements of the Company as of and for the years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2016 and 2015 and from January 1, 2017 through March 27, 2017, (i) there were no disagreements with SEK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to SEK's satisfaction, would have caused SEK to make reference in connection to their opinion to the subject matter of the disagreement and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided SEK with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC"). The Company requested that SEK furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of SEK's letter dated March 27, 2017 is filed as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

Additionally, based on the Audit Committee's approval, on March 22, 2017, the Company selected Brown, Edwards & Company, L.L.P. ("BE") as the Company's independent registered public accounting firm effective as of March 27, 2017 and for the fiscal year ending December 31, 2017.

During the two most recent fiscal years ended December 31, 2016 and 2015 and from January 1, 2017 through March 27, 2017, neither the Company nor anyone on its behalf consulted BE regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that BE concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. During the two most recent fiscal years ended December 31, 2016 and 2015 and from January 1, 2017 through March 27, 2017, neither the Company nor anyone on its behalf consulted BE regarding any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

 Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Smith Elliott Kearns & Company, LLC dated March 27, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

March 27, 2017	By:	/s/ Christine E. Headly

Name: Christine E. Headly
Title: Executive Vice President and Chief Financial Officer